UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: June 22, 2020

WESCO International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14989	25-1723342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 West Station Square Drive, Suite 700	15219
Pittsburgh, Pennsylvania	(Zip Code)
(Address of principal executive offices)

(412) 454-2200
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, par value $0.01 per share	WCC	New York Stock Exchange
Depositary Shares each representing a 1/1,000th interest in a share of Series A Fixed-Rate Reset Cumulative Perpetual Preferred Stock	WCC PRA	New York Stock Exchange
Preferred Share Purchase Rights	N/A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On June 22, 2020, WESCO International, Inc., a Delaware corporation (“WESCO”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial 8-K”) to disclose the completion on June 22, 2020 of its previously announced acquisition of Anixter International Inc., a Delaware corporation (“Anixter”), pursuant to the Agreement and Plan of Merger, dated as of January 10, 2020 (the “Merger Agreement”), by and among Anixter, WESCO and Warrior Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of WESCO (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into Anixter (the “Merger”), with Anixter surviving the Merger and continuing as a wholly owned subsidiary of WESCO.

This Form 8-K/A amends the Initial 8-K to include the historical audited financial statements of Anixter and the unaudited pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, which were excluded from the Initial 8-K in reliance on the instructions to such items.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The historical audited consolidated balance sheets of Anixter as of January 3, 2020 and December 28, 2018, the related consolidated statements of operations and cash flows for each of the years ended January 3, 2020, December 28, 2018 and December 27, 2017, and the accompanying notes thereto, are filed herewith as Exhibit 99.1.

The historical unaudited balance sheet of Anixter as of April 3, 2020, the related statements of operations and cash flows for the three months ended April 3, 2020 and March 29, 2019, and the accompanying notes thereto, are filed herewith as Exhibit 99.2.

(b) Pro Forma Financial Information.

An unaudited pro forma condensed combined balance sheet of the combined company as of June 30, 2020 has not been presented as the Merger and related financing transactions have been fully reflected in the condensed consolidated balance sheet included in WESCO’s Quarterly Report on Form 10-Q for the six months ended June 30, 2020, filed with the SEC on August 17, 2020.

The unaudited pro forma condensed combined statement of operations of the combined company for the year ended December 31, 2019 and the six months ended June 30, 2020, and the accompanying notes thereto (collectively, the “Unaudited Pro Forma Financial Information”) are filed herewith as Exhibit 99.3. The Unaudited Pro Forma Financial Information gives effect to the Merger and related financing transactions as if they had occurred on January 1, 2019.

The Unaudited Pro Forma Condensed Combined Financial Information has been presented for informational purposes only, as required by Form 8-K.  It is not intended to represent and does not purport to be indicative of what the combined company’s results of operations would have been had the Merger and related financing transactions occurred at an earlier date. In addition, the Unaudited Pro Forma Condensed Combined Financial Information does not purport to project the future financial condition and results of operations of the combined company. The actual results of the combined company may differ significantly from those reflected in the Unaudited Pro Forma Condensed Combined Financial Information.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, independent registered public accounting firm of Anixter International Inc.
99.1
Historical audited consolidated balance sheets of Anixter International Inc. as of January 3, 2020 and December 28, 2018, the related consolidated statements of operations and cash flows for each of the years ended January 3, 2020, December 28, 2018 and December 27, 2017, and the accompanying notes thereto (incorporated by reference to pages 37 through 79 of Anixter International Inc.’s Annual Report on Form 10-K for the year ended January 3, 2020 (SEC file No. 001-10212), filed with the SEC on February 20, 2020).

99.2
Historical unaudited consolidated balance sheet of Anixter International Inc. as of April 3, 2020, the related consolidated statements of operations and cash flows for the three months ended April 3, 2020 and March 29, 2019, and the accompanying notes thereto (incorporated by reference to pages 1 through 11 of Anixter International Inc.’s Quarterly Report on Form 10-Q for the quarter ended April 3, 2020 (SEC file No. 001-10212), filed with the SEC on April 28, 2020).

99.3	Unaudited pro forma condensed combined statements of operations for the fiscal year ended December 31, 2019 and the six months ended June 30, 2020, and the accompanying notes thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO International, Inc.
(Registrant)

August 21, 2020	By:	/s/ David S. Schulz
(Date)		David S. Schulz
Executive Vice President and Chief Financial Officer